--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  NOVEMBER 29, 2000



                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           TENNESSEE                 000-27694                  62-1201561
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)             File Number)         Identification Number)



   3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE       38125
             (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (901) 754-6577



                                       N/A
          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

On November 29, 2000, SCB Computer Technology, Inc. ("SCB") issued a press release announcing that (a) the Nasdaq Listing and Hearing Review Council has reversed the decision of the Nasdaq Listing Qualification Panel to delist SCB's common stock from the Nasdaq National Market and has remanded the matter to the Nasdaq staff to determine whether SCB's common stock may again be listed on the Nasdaq National Market, and (b) SCB intends to effect a reverse split of its common stock in order to facilitate its compliance with the minimum $1.00 bid price per share requirement for continued listing on the Nasdaq National Market. A copy of the press release is filed as Exhibit 20 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits:

 Exhibit
 Number                         Description of Exhibit
 -------                        ----------------------

   20 Press release issued by SCB Computer Technology, Inc., on November 29, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 30, 2000

                                          SCB COMPUTER TECHNOLOGY, INC.



                                          By:      /s/ Michael J. Boling
                                              ----------------------------------
                                                      Michael J. Boling
                                                   Executive Vice President
                                                 and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                                Description of Exhibit
-------                               ----------------------

   20 Press release issued by SCB Computer Technology, Inc., on November 29, 2000.